                                                                    EXHIBIT 10.1

                              EMPLOYMENT AGREEMENT

         This Employment Agreement (this "Agreement") is made as of June 1, 2001
                                          ---------
by and between DAOU Systems, Inc., a Delaware corporation ("Employer"), and
                                                            --------
Vincent Roach, an individual resident of Florida ("Employee").
                                                   --------

                                    AGREEMENT

1.      Employment Terms and Duties.
        ---------------------------

        1.1     Employment.  Employer employs Employee, and Employee accepts
                ----------
employment by Employer, upon the terms and conditions set forth in this Agreement.

        1.2     Employment Period. This Agreement will govern Employee's
                -----------------
employment during the Employment Period. For purposes of this Agreement, the "Employment Period" shall be defined as that period of time commencing June 1,
 -----------------
2001 and ending on December 31, 2004, unless terminated earlier pursuant to this Agreement.

        1.3     Duties. Employee will hold the title of Corporate Officer,
                ------
Director and President of the Application Services Division ("ASD") of Employer
                                                              ---
and will have such duties as are reasonably assigned or delegated to him by Employer's Chief Executive Officer or his designee and by the Board of Directors of Employer (the "Board"). Employee will devote his entire business time,
                  -----
attention, skill, and energy exclusively to the business of Employer, will use his best efforts to promote the success of Employer's business, and will cooperate fully with the Board in the advancement of the best interests of Employer; provided however that nothing in this Agreement shall prohibit Employee from devoting reasonable time and attention to teach and managing his real estate and other investments, consistent with the performance of his duties under this Agreement. Except as otherwise provided in this Agreement, the Chief Executive Officer, his designee or the Board may reasonably assign, change or delegate additional and/or different duties to Employee in the future at his or its discretion.

        1.4     Compliance with Employer's Policies. Employee acknowledges and
                -----------------------------------
agrees to comply with Employer's Confidentiality, Inventions and Non-Compete Agreement ("Confidentiality Agreement"). The Confidentiality Agreement is
            -------------------------
attached to this Agreement as Exhibit A and is incorporated by reference.
                              ---------

2.      Compensation.
        ------------

        2.1     Signing Bonus. Within two weeks of executing this Agreement,
                -------------
shall be paid a signing bonus ("Signing Bonus") of Two Hundred Thousand Dollars
                                -------------
($200,000), less all authorized and required withholdings and deductions.

        2.2     Base Salary.  Employee shall be paid an annual base salary
                -----------
("Base Salary") of Two Hundred and Forty Thousand Dollars ($240,000), less
  -----------
all authorized and required withholdings and deductions.

        2.3     Commission; Additional Incentive.
                --------------------------------

                (a) Employee shall receive a ("Commission") payment in an amount
                                               ----------
equal to two and one-half percent (2.5%) of annual ASD Net Revenues. For purposes of this Agreement, "ASD Net Revenues" is defined as billings to clients
                             ----------------
for services performed by ASD net of any allowance and subject to Employer's standard reserve provision for uncollectible accounts (the business units of which shall be the same as those which exist as of the effective date of this Agreement). For 2001 only, ASD Net Revenues shall exclude revenues earned by the TMI business unit of ASD during the first six months of the calendar year (i.e. on or before June 30, 2001).

                (b) Employee shall receive an "Additional Incentive" payment in
                                               --------------------
an amount equal to ten percent (10%) of the annual Operating Profits of ASD. For purposes of this Agreement, "Operating Profits of ASD" is defined as revenue
                             ------------------------
earned by ASD before taxes and interest, including depreciation and amortization but excluding allocation of corporate overhead, as determined in accordance with generally accepted accounting principles consistently applied. For 2001 only, any Additional Incentive paid to Employee will be net of any payments made to Employee based on profits earned by the TMI business unit of ASD during the first six months of the calendar year. In 2001 only, any losses incurred by the RHI business unit of ASD will not be deducted from ASD's Operating Profits.

                (c) Commission not otherwise paid as part of the "Draw" defined in Section 2.4 of this Agreement will be paid within 45 days of the end of each quarter in the relevant year of employment. Additional Incentive not otherwise paid as part of the "Draw" defined in Section 2.4 of this Agreement will be paid within 45 days of December 31 in the relevant year of employment.

        2.4     Draw. Employee's Base Salary and an advance on the Commission
                ----
and Additional Incentive will be paid in the form of a "Draw", which for
                                                        ----
purposes of this Agreement is defined as a non-refundable payment in the amount of Thirty Thousand Dollar ($30,000) per month, to be paid in semi-monthly installments, or according to Employer's regular payroll practices. Any Commission or Additional Incentive above the Draw will be paid according to the schedule described in Section 2.3.

        2.5     Interest Amounts. Employer will pay Employee additional
                ----------------
compensation in an amount equal to Employee's interest obligations less applicable taxes ("Interest Amounts") pursuant to the Promissory Note executed
                   ----------------
by Employee in favor of Employer, a form of which is attached as Exhibit 2 to Exhibit B of this Agreement.

        2.6     Minimum and Maximum Compensation. For purposes of this
                --------------------------------
Agreement, "Compensation" shall be defined to include Base Salary, Commission,
            ------------
Additional Incentive and Draw. For the period from July 1, 2001 to December 31, 2001, the Compensation of Employee (exclusive of Interest Amounts) shall not be less than Two Hundred Fifty Thousand Dollars ($250,000) with any shortfall to be paid on or before February 15, 2002. From July 1, 2001 to December 31, 2001, the Compensation of Employee (exclusive of Interest Amounts) shall not be more than Seven Hundred and Fifty Thousand Dollars ($750,000). During the calendar years 2002, 2003 and 2004, if Employee remains eligible for Compensation under this Agreement,

Employee's Compensation (exclusive of Interest Amounts) shall not be less than Five Hundred Thousand Dollars ($500,000) and not more than One Million Five Hundred Thousand Dollars ($1,500,000) per year, with any shortfall to be paid on or before February 15 of the relevant following year.

3.      Benefits.
        --------

        3.1 Employee will, during the Employment Period, be permitted to participate in such pension, profit sharing, bonus, life insurance, hospitalization, major medical and other employee benefit plans of Employer that may be in effect from time to time, to the extent Employee is eligible under the terms of those plans (collectively, the "Benefits").
                                         --------

        3.2 Employer will reimburse Employee for the reasonable annual premium cost to Employee for a disability policy on behalf of Employee with a maximum face value equal to Eighty Percent (80%) of Employee's Draw, with his specification of ownership and beneficiary. In the event of a dispute as to whether Employee is "disabled" as defined by the disability policy, Employer and Employee will have equal rights in securing a confirming or countervailing professional opinion.

        3.3 Employee will allow Employer to obtain and maintain a "key man" life insurance policy in the amount of $2,000,000 with Employer as owner and sole beneficiary.

4.      Vacations and Holidays. Employee will be entitled to paid vacation in an
        ----------------------
amount of four weeks per year. Employee may carry-over from one year to the next any accrued but unused vacation up to a maximum of six weeks of vacation. Once Employee accrues the maximum vacation, he will not accrue additional vacation until he takes enough vacation to bring his accrual below the maximum. Employee may take vacation at such time or times as approved by the Board. Employee is entitled to holidays in accordance with the holiday policies of the Company in effect for its employees from time to time.

5.      Equity Interest.
        ---------------

        5.1 Employer shall offer, and Employee shall purchase, an aggregate of 2.5 million shares of Employer's common stock, par value $.001 per share (the "Shares"), at the closing price of the Common Stock on June 1, 2001
 ------
substantially in accordance with the terms of the Restricted Stock Agreement (the "Purchase Agreement"), attached to this Agreement as Exhibit B.
      ------------------                                  ---------

        5.2 Employer shall register the Shares for resale on a Form S-1 with the Securities and Exchange Commission (the "SEC") pursuant to the Registration
                                             ---
Rights Agreement, attached as Exhibit 4 to Exhibit B.
                              ---------    ---------

        5.3 As of the date of this Agreement, all unexercised stock options previously granted to the Employee, which are set forth on Exhibit C, will be
                                                           ---------
cancelled and/or terminated, as appropriate, and such options will cease to be outstanding and such agreements will no longer be of any force or effect. The Employee agrees to do all things necessary or desirable, as reasonably requested by the Employer, to effect such cancellations or terminations, including the surrender of any stock option agreements related thereto.

        5.4     "Equity Interest" shall mean the equity described in Section 5.1
                 ---------------
combined with existing shares acquired by Employee prior this Agreement, which the parties agree, for purposes of this Agreement, is 3.0 Million Shares.

6.      Termination.
        -----------

        6.1 Termination by Employer for Cause or because of Employee's Disability; Termination by Employee without Good Reason.

                (a) Termination by Employer for Cause or because of Employee's
                    ----------------------------------------------------------
Disability. At any time during the Employment Period Employer may terminate
----------
Employee's employment for Cause or because of Employee's Disability. In the event that Employee's employment terminates for one of the reasons set forth in this Section 6.1(a), Employer will pay Employee within thirty days after the effective date of termination (i) the greater of the pro rata portion of his minimum Compensation as defined by Section 2.6 or his Base Salary combined with a pro-rata portion of Commission earned through the effective date of termination (the "Termination Date"); and (ii) any vacation, accrued and owing
                  ----------------
through the Termination Date. Employee will not be entitled to any other Compensation. Employer's right under such circumstances to repurchase shares granted to Employee pursuant to the Purchase Agreement is governed by the Purchase Agreement.

                (b) Definition of Cause. For purposes of this Agreement, "Cause"
                    -------------------                                   -----
is defined as (i) knowing and willful misconduct in the performance of his duties under this Agreement where such misconduct causes substantial harm to the Company; (ii) Employee's material breach of Section 5.2 of the Confidentiality Agreement; (iii) the conviction of, or the entering of a guilty plea or plea of no contest with respect to, a Class A felony as defined under Indiana law, or its equivalent. Where possible, Employee shall be provided a period of fifteen days from Employee's receipt of the written notice of the existence of Cause to cure the harm or breach that gives rise to the determination that Cause exists for termination.

                (c) Definition of Disability. For purposes of this Agreement,
                    ------------------------
"Disability" shall be defined as a mental or physical impairment of Employee
 ----------
that renders him unable to perform the essential functions of his position, , with or without accommodation , for a period of ninety (90) days. In the event of a dispute as to whether Employee has a Disability as defined in this Agreement, Employer and Employee shall have equal rights in securing a confirming or countervailing professional opinion.

                (d) Termination by Employee without Good Reason. In the event
                    -------------------------------------------
Employee terminates his employment for any reason other than Good Reason as defined in this Agreement, Employer will pay Employee within thirty days after the Termination Date Employer will pay Employee (i) the greater of the pro rata portion of his minimum Compensation as defined by Section 2.6 or his Base Salary combined with a pro-rata portion of Commission earned through the Termination Date; and (ii) any vacation, accrued and owing through the Termination Date. Employee will not be entitled to any other Compensation. Employer's right under such circumstances to repurchase shares granted to Employee pursuant to the Purchase Agreement is governed by the Purchase Agreement.

                (e) Definition of Good Reason. For purposes of this Agreement,
                    -------------------------
termination for "Good Reason" is defined as the termination by Employee of his
                 -----------
employment with Employer within three (3) months after the first occurrence of any of the following events:

                    (i) any reduction in Employee's Base Salary or material detrimental change to the terms under which Employee is eligible for Commission or Additional Incentive;

                    (ii) any significant reduction in Employee's responsibilities and authority or a material change in Employee's responsibility or authority that would be inconsistent or interfere with the duties of the president of ASD and/or an officer of Employer;

                    (iii) any failure by Employer to pay Employee's Compensation in a timely manner;

                    (iv) a relocation by Employer of Employee's place of employment outside a fifty (50) mile radius of Employee's current place of employment.

        An event described in Section 6.1(e)(i) through (iv) will not constitute Good Reason unless Employee provides written notice to Employer of his intention to terminate his employment for Good Reason and unless Employer does not cure the Good Reason within fifteen (15) days of Employer's receipt of the written notice, except that Employer shall have only seven (7) days from Employee's written notice to cure a failure to timely pay Employee's Compensation.

        6.2     Termination by Employer for Reason Other Than Cause or
                ------------------------------------------------------
Disability; Termination by Employee for Good Reason.
---------------------------------------------------

                (a) Termination by Employer for Reason Other Than Cause or
                    ------------------------------------------------------
Disability Before December 31, 2002. If Employer terminates Employee's
-----------------------------------
employment on or before December 31, 2002 for a Reason other than Cause or Disability, Employee shall receive a severance payment equal to the greater of minimum Compensation as defined by Section 2.6 or the actual Compensation to which Employee otherwise would have been entitled had he continued his employment with Employer through December 31, 2004. The severance payment provided for in this Section 6.2(a) shall be paid in equal semi-monthly installments, or according to Employer's regular payroll practices. Further, if Employee elects to continue insurance coverage as afforded to Employee according to the Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA"),
                                                                -----
Employer (or its successor) will reimburse Employee an amount equal to Employer's portion of the premiums incurred by Employee for the lesser of eighteen month period provided by COBRA or through December 31, 2004, unless during that period Employee becomes entitled to equivalent replacement insurance at no cost to Employee. Nothing in this Agreement will extend Employee's COBRA period beyond the period allowed under COBRA, nor is the Employer assuming any responsibility Employee has for formally electing to continue coverage. Employer's right under such circumstances to repurchase shares granted to Employee pursuant to the Purchase Agreement is governed by the Purchase Agreement.

                (b) Termination by Employer for Reason Other Than Cause or
                    ------------------------------------------------------
Disability After December 31, 2002. If Employer terminates Employee's employment
----------------------------------
for a reason other

Cause or Disability after December 31, 2002 but before December 31, 2004, Employee shall receive a severance payment in an amount equal to the Base Salary, Commission and pro-rata Additional Incentive that Employee would earn over a twelve month period. The severance provided in this Section 6.2(b) shall be paid in equal installments according to Employer's regular payroll practices for a period of one (1) year from the Termination Date. Further, in the event Employee elects to continue health insurance coverage pursuant to COBRA, Employer will cover Employee's health insurance premiums for a period of one (1) year from the Termination Date. Employer's right under such circumstances to repurchase shares granted to Employee pursuant to the Purchase Agreement is governed by the Purchase Agreement.

                (c) Termination by Employee for Good Reason before December 31,
                    -----------------------------------------------------------
2002. If Employee terminates his employment for Good Reason before December 31,
----
2002, Employee shall receive a severance payment equal to the greater of minimum Compensation as defined by Section 2.6 or the actual Compensation to which Employee otherwise would have been entitled had he continued his employment with Employer through December 31, 2004. The severance payment provided for in this
Section 6.2(c) shall be paid in equal semi-monthly installments, or according to Employer's regular payroll practices. Further, if Employee elects to continue insurance coverage as afforded to Employee according to the Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA"), Employer (or its successor) will
                                    -----
reimburse Employee an amount equal to Employer's portion of the premiums incurred by Employee for the lesser of eighteen month period provided by COBRA or through December 31, 2004, unless during that period Employee becomes entitled to equivalent replacement insurance at no cost to Employee. Nothing in this Agreement will extend Employee's COBRA period beyond the period allowed under COBRA, nor is the Employer assuming any responsibility Employee has for formally electing to continue coverage. Employer's right under such circumstances to repurchase shares granted to Employee pursuant to the Purchase Agreement is governed by the Purchase Agreement.

                (d) Termination by Employee for Good Reason after December 31,
                    ----------------------------------------------------------
2002. If Employee terminates his employment for Good Reason after December 31,
----
2002 but before December 31, 2004, Employee shall receive a severance payment in an amount equal to the Base Salary, Commission and pro-rata Additional Incentive that Employee would earn over a twelve month period. The severance provided in this Section 6.2(d) shall be paid in equal installments according to Employer's regular payroll practices for a period of one (1) year from the Termination Date. Further, in the event Employee elects to continue health insurance coverage pursuant to COBRA, Employer will cover Employee's health insurance premiums for a period of one (1) year from the date of termination. Employer's right under such circumstances to repurchase shares granted to Employee pursuant to the Purchase Agreement is governed by the Purchase Agreement.

                (e) Condition of Severance Payment and Severance Draw. Receipt
                    -------------------------------------------------
the first installment of any severance payments described in this Section 6.2 is conditioned on Employee's executing a release of all claims against Employer, in substantially the form attached to this Agreement as Exhibit D. As a condition
                                                     ---------
for receipt of the remaining severance payments described in Section 6.2 (b) and
(d), Employee agrees to abide by the non-compete and non-interference provisions described in Section 5 of Exhibit A for the Post Employment Period, as
that term is defined in Exhibit A. Further, any payment of Additional Incentive
                        ---------
contemplated by this Section 6 will be calculated and paid within 45 days of December 31 of the relevant year.

        6.3     Termination for any Reason after the Employment Period. In the
                ------------------------------------------------------
event that his employment terminates for any reason after December 31, 2004, Employee will be entitled to receive the pro-rata portion of Base Salary and Commission, including vacation, accrued and owing to Employee through the Termination Date, but will not be entitled to any further Compensation.

        6.4     Benefits. Except as otherwise provided in Section 6.2,
                --------
Employee's accrual of, and participation in plans providing for, Benefits will cease at the effective date of Employee's termination for any reason, and Employee will be entitled to accrued Benefits pursuant to such plans only as provided in such plans.

        6.5     Subsequent Employment by Affiliate or Assignee. Employee shall
                ----------------------------------------------
not be deemed to have been terminated under this Agreement if he is offered employment under substantially the same or better terms by an affiliate of Employer, or by any successor in interest, assignee or purchaser of substantially all of the Employer's assets.

7.      Effect of Change in Control. In the event a Change in Control results in
        ---------------------------
Employee's Equity Interest as of the date of the Change in Control (i) having a minimum market value of Five Million Dollars ($5,000,000), excluding any amounts owed by the Employee with respect to the purchase of Shares under Section 5.1 of this Agreement, or (ii) where Employer pays the difference between $5,000,000 and said value, Employee agrees to accept a Board directive that his Compensation not exceed Five Hundred Thousand Dollars ($500,000) per year. Employee further agrees that in the event of such a Change in Control, Employee will continue his employment under this Agreement for a minimum of one (1) year following the Change in Control, and the non-compete provisions of Section 5 of Exhibit A will remain in effect for one year following the termination of Employee's employment. For purposes of this Agreement, a Change in Control is defined to have occurred if, and only if:

                (a) any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity or person, or any syndicate or group deemed to be a person under Section 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), is or becomes
                                                  ------------
the "beneficial owner" (as defined in Rule 13d-3 of the General Rules and Regulations under the Exchange Act), directly or indirectly, of securities of Employer representing 50% or more of the combined voting power of Employer's then outstanding securities entitled to vote in the election of directors of Employer;

                (b) there occurs a reorganization, merger, consolidation or other corporate transaction involving Employer ("Transaction"), in each case,
                                                 -----------
with respect to which the stockholders of Employer immediately prior to such Transaction do not, immediately after the Transaction, own more than fifty percent (50%) of the combined voting power of Employer or other corporation resulting from such Transaction; or

                (c) all or substantially all of the assets of Employer are sold, liquidated or distributed.

8.      General Provisions.
        ------------------

        8.1     Representations and Warranties by Employee. Employee represents
                ------------------------------------------
and warrants to Employer that the execution and delivery of this Agreement do not, and the performance by the parties of their obligations hereunder will not, with or without the giving of notice or the passage of time, or both: (a) violate any judgment, writ, injunction, or order of any court, arbitrator, or governmental agency applicable to Employee; or (b) conflict with, result in the breach of any provisions of or the termination of, or constitute a default under, any agreement to which Employee is a party or by which Employee is or may be bound.

        8.2     Waiver. The rights and remedies of the parties to this Agreement
                ------
are cumulative and not alternative. Neither the failure nor any delay by either party in exercising any right, power, or privilege under this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law,
(a) no claim or right arising out of this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement.

        8.3     Binding Effect; Delegation of Duties Prohibited. This Agreement
                -----------------------------------------------
shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective successors, assigns, heirs, and legal representatives, including any entity with which Employer may merge or consolidate or (at Employer's election) any entity to which all or substantially all of its assets may be transferred. The duties and covenants of Employee under this Agreement, being personal, may not be delegated.

        8.4     Notices. All notices, consents, waivers, and other
                -------
communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by facsimile (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and facsimile numbers set forth below (or to such other addresses and facsimile numbers as a party may designate by notice to the other parties):

                If to Employer:           DAOU Systems, Inc.
                                          5120 Shoreham Place
                                          San Diego, California 92122
                                          Attention: Jim Roberto
                                          Facsimile No.:  (858) 452-1338

                With a copy to:           Baker & McKenzie
                                          101 W. Broadway, 12th Floor
                                          San Diego, California  92121-3890
                                          Attention:  Abby B. Silverman
                                          Facsimile No.:  (619) 236-0429

                If to Employee:           Vincent Roach
                                          101 West Washington Street
                                          Suite 1110-E
                                          Indianapolis, IN  46240

                With a copy to:           Gibson, Dunn & Crutcher, LLP
                                          1050 Connecticut Avenue, N.W.
                                          Washington, DC  20036-5306
                                          Attention: Brian Lane
                                          Facsimile No.: (202) 530-9589

        8.5     Entire Agreement; Amendments. This Agreement and its Exhibits,
                ----------------------------
by and between Employer and Employee, contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, between the parties to this Agreement with respect to the subject matter of this Agreement. This Agreement may not be amended orally, but only by an agreement in writing signed by the parties.

        8.6     Governing Law.  This Agreement will be governed by the laws of
                -------------
Indiana without regard to conflicts of laws principles.

        8.7     Drafting Ambiguities. Each party to this Agreement has had an
                --------------------
opportunity to consult with counsel regarding this Agreement and its covenants. The rule of construction that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any of the amendments to this Agreement.

        8.8     Binding Arbitration. Any dispute or claim arising out of this
                -------------------
Agreement shall be subject to final and binding arbitration. The arbitration will be conducted by one arbitrator who is a member of the American Arbitration Association (AAA) or of the Judicial Arbitration and Mediation Services (JAMS) and will be governed by the Model Employment Arbitration rules of AAA. The arbitration shall be held in Indianapolis, Indiana. The arbitrator shall have all authority to determine the arbitrability of any claim and enter a final and binding judgment at the conclusion of any proceedings in respect of the arbitration. Any final judgment only may be appealed on the grounds of improper bias or improper conduct of the arbitrator. Any arbitration award will be enforceable in any court of competent jurisdiction. The arbitrator will apply Indiana substantive law in all respects. The arbitrator shall have the power to award the party prevailing in the resolution of any such claim, in addition to such other relief as may be granted, an award of all reasonable attorneys fees, expenses and costs incurred in pursuit of the claim, without regard to any statute, schedule, or rule purported to restrict such award.

        8.9     Injunctive Relief. Notwithstanding the provisions of Section
                -----------------
8.8, Employee acknowledges that any breach of Exhibit A to this Agreement may result in irreparable and continuing damage to Employer for which there can be no adequate remedy at law, and in the event of any such breach, Employer shall be entitled to seek immediate injunctive relief, and that Employer may seek this injunctive relief from the appropriate court of law and to this limited extent is not bound by Section 8.8. Employer's obligation to post an undertaking in support of a petition for injunction under this Section will be determined under the applicable law and in an amount to be determined by the court.

        8.10    Attorneys' Fees.  Employer agrees to reimburse  Employee in an
                ---------------
amount up to Ten Thousand Dollars ($10,000) for the attorneys' fees he incurs in connection with the drafting and negotiation of this Agreement.

        8.11    Section Headings, Construction. The section headings in this
                ------------------------------
Agreement are provided for convenience only and will not affect its construction or interpretation. All references to "section" or "sections" refer to the corresponding section or sections of this Agreement unless otherwise specified. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms.

        8.12    Severability. If any provision of this Agreement is held
                ------------
invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

        8.13    Counterparts. This Agreement may be executed in one or more
                ------------
counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.


EMPLOYER:                                       EMPLOYEE:

DAOU Systems, Inc.

                                                By:     /s/ Vincent K. Roach
By:   /s/ James T. Roberto                          ----------------------------
    ---------------------------------------                 Vincent K. Roach
          James T. Roberto

Its:     Chief Executive Officer
     --------------------------------------


                     Signature Page to Employment Agreement,
                         Executed as of August 1, 2001,
               to be Effective as of the Date First Written Above

                                    EXHIBIT A
                                    ---------

              CONFIDENTIALITY, INVENTIONS AND NON-COMPETE AGREEMENT


        This Confidentiality, Inventions and Non-Compete Agreement (this "Confidentiality Agreement"), confirms the agreement between Vincent Roach
 -------------------------
("Employee") and DAOU Systems, Inc., a Delaware corporation (the "Employer"),
  --------                                                        --------
which is a material part of the consideration for the June 1, 2001 Employment Agreement between Employee and Employer (the "Employment Agreement").
                                              --------------------

1.      Acknowledgments by Employee. Employee acknowledges that (a) during the
        ---------------------------
Employment Period, as that term is defined in the Employment Agreement, and as a part of the Employment, Employee will be afforded access to Employer's Confidential Information; (b) public disclosure of such Confidential Information could have an adverse effect on Employer and its business; (c) because Employee possesses substantial technical expertise and skill with respect to Employer's business, Employer desires to obtain exclusive ownership of each Employee Invention, and Employer will be at a substantial competitive disadvantage if it fails to acquire exclusive ownership of each Employee Invention; and (d) the provisions of this Confidentiality Agreement are reasonable and necessary to prevent the improper use or disclosure of Confidential Information and to provide Employer with exclusive ownership of all Employee Inventions. For purposes of this Agreement, "Confidential Information" is defined as information
                             ------------------------
which Employer reasonably considers to be confidential and proprietary to Employer.

2.      Confidential and Trade Secret Information.
        -----------------------------------------

        2.1 Employee acknowledges and agrees that all Confidential Information known or obtained by Employee, whether before or after the date of this Confidentiality Agreement, is the property of Employer. Therefore, Employee agrees that Employee shall hold in confidence the Confidential Information and shall not disclose it to any Person, including disclosures for the benefit of competitors of Employer, or use for personal gain any Confidential Information, whether Employee has such information in Employee's memory or embodied in writing or other physical form, except with the specific prior written consent of Employer or except as otherwise expressly permitted by the terms of this Confidentiality Agreement or unless and to the extent that the Confidential Information is or becomes generally known to and available for use by the public other than as a result of Employee's fault or the fault of any other person bound by a duty of confidentiality to Employer. Employee agrees to deliver or make available to Employer at any reasonable time Employer may request, all documents, memoranda, notes, plans, records, reports, and other documentation, models, components, devices, or computer software, whether embodied in a disk or in other form (and all copies of all of the foregoing), relating to the businesses, operations or affairs of Employer and any other Confidential Information that Employee may then possess or have under his control. Employee's obligations under this Confidentiality Agreement are in addition to and cumulative with those he owes Employer under the Indiana Uniform Trade Secrets Act and any other applicable law.

        2.2 Any trade secrets of Employer will be entitled to all of the protections and benefits under the Indiana Uniform Trade Secrets Act and any other applicable law.

        2.3 None of the foregoing obligations and restrictions applies to any part of the Confidential Information that: (a) that Employee demonstrates was or became generally available to the public other than as a result of an improper disclosure by Employee; (b) Employee demonstrates was independently developed by Employee prior to receipt of the Confidential Information from Employer; (c) was approved for release by written authorization from Employer or
(d) where disclosure was ordered by a court of competent jurisdiction.

        2.4 Employee will not remove from Employer's premises (except to the extent such removal is for purposes of the performance of Employee's duties at home or while traveling, or except as otherwise specifically authorized by Employer) any document, record, notebook, plan, model, component, device or computer software or code, whether embodied in a disk or in any other form, (but not including devices, software or code owned by Employee and used by Employee in personal applications not involving Employer's business), that relates in any way to, or is useful in any manner in, the business then being conducted or proposed to be conducted by Employer (collectively, the "Proprietary Items").
                                                         -----------------
Employee recognizes that, as between Employer and Employee, all of the Proprietary Items, whether or not developed by Employee, are the exclusive property of Employer. Upon termination of this Confidentiality Agreement by either party, or upon the request of Employer during the Employment Period, Employee will return to Employer all of the Proprietary Items in Employee's possession or subject to Employee's control, and Employee shall not retain any copies, abstracts, sketches or other physical embodiment of any of the Proprietary Items. Notwithstanding the foregoing, upon the reasonable request of Employee, Employer will permit Employee to obtain copies of specifically identified Proprietary Items that are necessary for Employee to respond to legal, tax or other regulatory proceedings.

3.      Employee Inventions. For purposes of this Agreement, "Employee
        -------------------                                   --------
Inventions" shall be defined to include any discoveries, improvements,
----------
developments, tools, machines, apparatus, appliances, concepts, designs, computer software programs, promotional ideas, production processes or techniques, practices, formula methods and new products, useful in or related to the business in which Employer is engaged, whether patentable, copyrightable or otherwise, that are made, discovered, developed or secured by the Employee while employed by Employer and that pertain to the subject matter of Employee's employment with Employer. Each such Employee Invention shall belong exclusively to Employer. Employee acknowledges that all of Employee's Employee Inventions are works made for hire and the property of Employer including any copyrights, patents or other intellectual property rights pertaining thereto. Unless it is determined by a court of competent jurisdiction that any Employee Inventions were not made within the scope of the Employment], Employee hereby assigns to Employer all of Employee's right, title, and interest, including all rights of copyright, patent, trademark and other intellectual property rights, to or in such Employee Inventions. Employee covenants that he will promptly:

        3.1     disclose to Employer in writing any Employee Invention;

        3.2 assign to Employer or to a party designated by Employer, at Employer's request and without additional compensation, all of Employee's right to the Employee Invention for the United States and all foreign jurisdictions;

        3.3 execute and deliver to Employer such applications, assignments, and other documents as Employer may request in order to apply for and obtain patents or other registrations with respect to any Employee Invention in the United States and any foreign jurisdictions;

        3.4 sign all other papers necessary to carry out the above obligations; and

        3.5 give testimony and render any other assistance in support of Employer's rights to any Employee Invention.

4.      Client Confidential Information. "Client Confidential Information" is
        -------------------------------   -------------------------------
information disclosed to Employee by a client or customer ("Client") of Employer
                                                            ------
or other parties involved in a business arrangement between Employer and a Client, which at the time of disclosure is (a) designated by the Client as confidential; or (b) which by its nature or by the circumstances of its disclosure reasonably should be confidential; or (c) which is subject to a confidentiality agreement between Employer and the Client; or (d) because the information disclosed is not generally known by persons other than employees or representatives of Employer and the Client. Employee acknowledges and agrees that all Client Confidential Information known or obtained by Employee, whether before or after the date of this Agreement, is the property of the Client. Therefore, Employee agrees that, at any time during or after the Employment Period, Employee shall hold in confidence the Client Confidential Information and shall not disclose it to any Person or use for his personal gain or for the benefit of any third party competitor of said Client any Client Confidential Information, whether Employee has such information in Employee's memory or embodied in writing or other physical form, except (a) to the extent that the Client Confidential Information is or becomes generally known to and available for use by the public other than as a result of Employee's fault or the fault of any other Person bound by a duty of confidentiality to the Client; (b) that the Client Confidential Information was independently developed by Employee prior to receipt of it from the Client; (c) with the specific prior written consent of an authorized representative of the Client or; (d) if the disclosure thereof was ordered by a court of competent jurisdiction. Employee agrees to deliver to Employer at any reasonable time Employer or the Client may request, all documents, memoranda, notes, plans, records, reports, and other documentation, models, components, devices, or computer software, whether embodied in a disk or in other form (and all copies of all of the foregoing), relating to the Client Confidential Information that Employee may then possess or have under his control.

5.      Non-competition and Non-interference.
        ------------------------------------

        5.1     Acknowledgments by Employee. Employee acknowledges that: (a) the
                ---------------------------
services to be performed by him under this Agreement are of a special, unique, unusual, extraordinary and intellectual character; (b) Employer's business is national in scope and its products and services are marketed throughout the United States; (c) Employer competes with other businesses that are or could be located in any part of the United States; and (d) the provisions of this Section 5 are reasonable and necessary to protect Employer's business.

        5.2     Covenants of Employee. In consideration of the acknowledgments
                ---------------------
by Employee, and in consideration of the compensation and benefits to be paid or provided to Employee by Employer, Employee covenants that he will not knowingly, directly or indirectly:

                (a) during the Employment Period, except in the course of his employment, and during the Post-Employment Period, engage or invest in, own, manage, operate, finance, control, or participate in the ownership, management, operation, financing, or control of, be employed by, associated with, or in any manner connected with, lend Employee's name or any similar name to, lend Employee's credit to or render services or advice to, any business that has products or activities which compete in whole or in part with any of Employee's products or activities which existed during his employment, anywhere within the United States where Employer, at the time Employee's employment terminates, is doing business or marketing the services of Employer in the areas of healthcare information technology services that are related to planning, selecting, implementing or manufacturing general purpose computer networks and associated software for healthcare providers and consulting on or about healthcare information processing systems in the healthcare and healthcare finance industries; provided, however, that Employee may purchase or otherwise acquire
            --------  -------
up to (but not more than) five percent (5%) of any class of securities of any enterprise (but without otherwise participating in the activities of such enterprise) if such securities are listed on any national or regional securities exchange or have been registered under Section 12(g) of the Securities Exchange Act of 1934, as amended. For any other exceptions to this non-compete Employee must seek and obtain express permission from Employer's Board of Directors, which permission will not be unreasonably refused.

                (b) Employee acknowledges and agrees that Employer is currently performing and marketing the above described services through Employee in a majority of states throughout the United States, but particularly in the states of California, Connecticut, Florida, Illinois, Indiana, Maryland, Massachusetts, Michigan, New York, Pennsylvania, and Wisconsin. Employee acknowledges and agrees that this list of states may expand during his employment such that this Section may, at the time his employment is terminated, apply to states not listed at the time this Confidentiality Agreement is executed. Employee agrees that this covenant is reasonable with respect to its duration, geographical area and scope. Notwithstanding the foregoing, following the Employment Period, Employee shall not be prohibited from engaging or investing in, owning, managing, operating, financing, controlling, or participating in the ownership, management, operation, financing, or control of, being employed by, associated with, or in any manner connected with, lending Employee's name or any similar name to, lending Employee's credit to or rendering services or advice to, any business whose products or activities do not compete with the above described services of Employer;

                (c) whether for Employee's own account or for the account of any other person, at any time during the Employment Period and the Post-Employment Period, accept, divert or solicit business of the same or similar type being carried on by Employer, from any individual or entity known to be a customer of Employer where Employee had personal contact or relationship with such individual or entity during and by reason of his employment;

                (d) whether for Employee's own account or the account of any other Person (i) at any time during the Employment Period and the Post-Employment Period, solicit, employ, or otherwise engage as an employee, independent contractor, or otherwise, any Person who is or was an employee of Employer at any time during the Employment Period or in any manner induce or attempt to induce any employee of Employer to terminate his employment with Employer; or (ii) at any time during the Employment Period or the Post-Employment Period, interfere with Employer's relationship with any Person, including any Person who at any time during the Employment Period was an employee, contractor, supplier, or customer of Employer; or

                (e) at any time during or after the Employment Period, disparage Employer or any of its shareholders, directors, officers, employees or agents.

        5.3     For purposes of Section 5.2, the term "Post-Employment Period"
                                                       ----------------------
means one (1) year after the date Employee's employment is terminated for "Cause" by Employer or is terminated without "Good Reason" by Employee as those terms are defined in Section 6 of the Employment Agreement. Employee is not bound by the non-compete provisions of Section 5.2(a) in the event Employee's employment is terminated without "Cause" or Employee terminates the Employment with Good Reason or Employment terminates as a result of Employee's "Disability" as defined in Section 6 of the Employment Agreement. Further, the Employee is not bound by the non-compete provisions of Section 5.2(a) if (i) Employee remains employed for the entire Employment Period; and (ii) the total value of Employee's equity interest (as defined in Section 5 of the Employment Agreement) does not have a minimum value of Five Million Dollars ($5,000,000) and Employer does not agree to pay the difference between $5,000,000 and said value.

        5.4 If any covenant in this Section 5 is held to be unreasonable, arbitrary or against public policy, such covenant will be considered to be divisible with respect to scope, time and geographic area, and such lesser scope, time or geographic area, or all of them, as a court of competent jurisdiction may determine to be reasonable, not arbitrary and not against public policy, will be effective, binding and enforceable against Employee.

        5.5 The period of time applicable to any covenant in this Section 5 will be extended by the duration of any violation by Employee of such covenant.

        5.6 Employee will, while the covenant under this Section 5.2 is in effect, give notice to Employer, within ten (10) days after accepting any other employment, of the identity of Employee's employer. Employer may notify such employer that Employee is bound by this Confidentiality Agreement and, at Employer's election, furnish such employer with a copy of this Confidentiality Agreement or relevant portions thereof.

6.      Disputes or Controversies. Employee recognizes that should a dispute or
        -------------------------
controversy arising from or relating to this Confidentiality Agreement be submitted for adjudication to any court, arbitration panel or other third party, the preservation of the secrecy of Confidential Information may be jeopardized. All pleadings, documents, testimony, and records relating to any such adjudication will be maintained in secrecy and, subject to the order of such court, arbitration panel or other third party, will be available for inspection by Employer, Employee, and their respective attorneys and experts, who will agree, in advance and in writing, to receive and maintain all such information in secrecy, except as may be limited by them in writing.

7.      Injunctive Relief. Employee acknowledges that any breach of this
        -----------------
Confidentiality Agreement may result in irreparable and continuing damage to Employer for which there can be no adequate remedy at law, and in the event of any such breach, Employer shall be entitled to seek immediate injunctive relief and other equitable remedies in addition to such other and further relief as may be proper. Employer's obligation to post an undertaking in support of a petition for injunction under this Section will be determined under the applicable law and in an amount to be determined by the court.

8.      No Contrary Agreement. Employee represents that his performance of all
        ---------------------
the terms of the Employment Agreement and this Confidentiality Agreement will not breach any agreement to keep in confidence any proprietary information acquired by him in confidence or in trust prior to his employment by Employer. Employee has not entered into, and will not enter into, any agreement either written or oral in conflict with this Confidentiality Agreement or in conflict with the Employment Agreement.

9.      Term of Employment.  Nothing in this Confidentiality Agreement is
        ------------------

intended to describe or define the conditions under which Employee's employment may be terminated, which conditions are described in the Employment Agreement.

10.     Limitation.  Employee agrees that this Confidentiality Agreement does
        ----------
not purport to set forth all of the terms and conditions of his employment, and that as an employee of Employer he has obligations to Employer which are not set forth in this Confidentiality Agreement.

11.     Applicable Law. Employee agrees that any dispute in the meaning, effect
        --------------
or validity of this Confidentiality Agreement will be resolved in accordance with the laws of Indiana without regard to the conflict of laws provisions to this Confidentiality Agreement. Employee further agrees that if one or more provisions of this Confidentiality Agreement are held to be illegal or unenforceable under applicable Indiana law, such illegal or unenforceable portion(s) will be revised to make them legal and enforceable. The remainder of this Confidentiality Agreement will otherwise remain in full force and effect and enforceable in accordance with its terms.

12.     Binding Nature. This Confidentiality Agreement will be effective as of
        --------------
the date executed and will be binding upon Employee, his heirs, executors, assigns, and administrators and will inure to the benefit of Employer, its subsidiaries, successors and assigns. Further, this Confidentiality Agreement supersedes prior or contemporaneous agreements and understandings on the same subject.

13.     Modification.  This  Confidentiality  Agreement only can be modified by
        ------------
a subsequent written agreement executed by the Chief Executive Officer of Employer.


Effective as of June 1, 2001
                                    --------------------------------------------
                                    Vincent Roach


    Signature Page to Confidentiality, Inventions and Non-Compete Agreement,
                        Executed as of August ___, 2001,
               to be Effective as of the Date First Written Above

                                    EXHIBIT B
                                    ---------

                       RESTRICTED STOCK PURCHASE AGREEMENT


        This Restricted Stock Agreement is made as of June 1, 2001, by DAOU Systems, Inc., a Delaware corporation (the "Company"), and Vincent Roach ("Roach").

                              Background Statement

        In connection with Roach's providing services to the Company pursuant to an Employment Agreement of even date herewith (the "Employment Agreement"),
                                                       --------------------
the Company's Board of Directors has granted to Roach the right to purchase 2,500,000 shares of Common Stock of the Company, which are subject to a limited repurchase right (such shares, as adjusted for stock splits, recapitalizations, combinations and the like, are hereinafter referred to as the "Restricted Shares"), at a purchase price of $ 0.29 per share.

                                    Agreement

        The parties, intending to be legally bound, agree as follows:

1.      Grant of Award Subject to Right of Repurchase.

        1.1     Stock Award. The Company hereby agrees to issue to Roach
                -----------
2,500,000 Shares of its Common Stock upon his payment to the Company of the purchase price therefor of $0.29 per share, which shall be paid through his execution and delivery of the promissory note attached hereto. The Shares shall be subject to the limitations provided below in this Section 1.

        1.2     Scope of Repurchase Right. All of the Restricted Shares shall be
                -------------------------
subject to a limited right (but not an obligation) of repurchase by the Company (the "Right of Repurchase"). Roach shall not transfer, assign, encumber or
      -------------------
otherwise dispose of any unvested Restricted Shares, except as provided in the following sentence. Roach may transfer any Restricted Shares, subject to the Right of Repurchase, (i) by beneficiary designation, will or intestate succession or (ii) to Roach's spouse, children or grandchildren or to a trust or family limited partnership established by Roach for the benefit of Roach or Roach's spouse, children or grandchildren, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If Roach transfers any Restricted Shares, then this Section 1 shall apply to the Transferee to the same extent as to Roach.

        1.3     Condition Precedent to Exercise. The Right of Repurchase may be
                -------------------------------
exercised at any time during the term hereof and for up to sixty (60) days following the termination of Employee's employment during the Employment Period as that term is defined in the Employment Agreement; provided that the Right of Repurchase shall expire with respect to all Restricted Shares in the event that during the Employment Period (i) the Company terminates Roach's employment without Cause (as defined in the Employment Agreement); or (ii) Roach terminates his employment with Good Reason (as defined in the Employment Agreement); or

(iii) or Roach's employment terminates as a result of his Disability (as defined in the Employment Agreement).

        1.4     Lapse of Repurchase Right. Roach shall acquire a vested interest
                -------------------------
in and the Company's Right of Repurchase shall lapse with respect to [OBJECT OMITTED]th of the Restricted Shares upon Roach's completion of each of the next thirty-six (36) months of continuous Service after the date hereof, such that Roach would be fully vested in the Restricted Shares at the expiration of thirty-six (36) months from the date hereof. The Right of Repurchase shall lapse with respect to all remaining Restricted Shares if the Company is subject to a Change in Control during the Employment Period (as defined in the Employment Agreement) before Roach's employment terminates.

        1.5     Repurchase Cost. If the Company exercises the Right of
                ---------------
Repurchase, it shall pay Roach an amount in cash or Cash Equivalents equal to $.29 per share (equal to the purchase price) for each of the Restricted Shares being repurchased. "Cash Equivalents" for purposes of this Agreement includes a
                    ----------------
reduction of all or part of any unpaid interest and principal of the above referenced promissory note.

        1.6     Exercise of Repurchase Right. The Right of Repurchase shall be
                ----------------------------
exercisable only by written notice delivered to Roach prior to the expiration of the sixty (60) day period specified in Section 1.3 above. The notice shall set forth the date on which the repurchase is to be effected. Such date shall not be more than thirty (30) days after the date of the notice. The certificate(s) representing the Restricted Shares to be repurchased shall, prior to the close of business on the date specified for the repurchase, be delivered to the Company properly endorsed for transfer. The Company shall, concurrently with the receipt of such certificate(s), pay to Roach the purchase price determined according to Subsection 1.5 above. Payment shall be made in cash (or, in the Company's sole discretion, by a reduction of any accrued and unpaid interest or unpaid principal outstanding pursuant to the promissory note). The Right of Repurchase shall terminate with respect to any Restricted Shares for which it has not been timely exercised pursuant to this Subsection 1.6.

        1.7     Additional Shares or Substituted Securities. In the event of the
                -------------------------------------------
declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) that by reason of such transaction are distributed with respect to any Restricted Shares or into which such Restricted Shares thereby become convertible shall immediately be subject to the Right of Repurchase. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Restricted Shares. After each such transaction, appropriate adjustments shall also be made to the price per share to be paid upon the exercise of the Right of Repurchase in order to reflect any change in the Company's outstanding securities effected without receipt of consideration therefor; provided, however, that the aggregate purchase price payable for the Restricted Shares shall remain the same.

        1.8     Termination of Rights as Stockholder. If the Company makes
                ------------------------------------
available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Restricted Shares to be repurchased in accordance with this Section 1, then after such time the person from whom such Restricted Shares are to be repurchased shall no longer have any rights as a holder of such Restricted Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Restricted Shares shall be deemed to have been repurchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

        1.9     Escrow. The certificate(s) for Restricted Shares shall be
                ------
deposited in escrow with the Company to be held in accordance with the provisions of this Agreement. Any new, substituted or additional securities or other property described in Section 1.7 above shall immediately be delivered to the Company to be held in escrow, but only to the extent the Shares are at the time Restricted Shares. All regular cash dividends on Restricted Shares (or other securities at the time held in escrow) shall be paid directly to Roach and shall not be held in escrow. Restricted Shares, together with any other assets or securities held in escrow hereunder, shall be (i) surrendered to the Company for repurchase and cancellation upon the Company's exercise of its Right of Repurchase or (ii) released to Roach, within ten days of Roach's request, to the extent the Shares are vested, no longer subject to the repurchase right herein and no longer pledged pursuant to that certain Stock Pledge Agreement, dated of even date herewith by and between Roach and the Company (the "Pledge Agreement") (but not more frequently than once every six (6) months). In any event, all Shares that have vested (and any other vested assets and securities attributable thereto) and are no longer subject to the repurchase right and no longer pledged pursuant to the Pledge Agreement, shall be released within sixty (60) days after Roach's cessation of Service.

2.      Representations of Roach.  Roach hereby represents, warrants,
        ------------------------
acknowledges, and agrees that Roach has the power and authority to execute and deliver this Agreement and to perform its obligations.

3.      Representations of the Company.  The Company hereby represents,
        ------------------------------
warrants, acknowledges, and agrees that:

        3.1 The Company has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its terms and conditions. The Company need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

        3.2 Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Company is subject.

        3.3 When issued upon the terms and conditions of this Agreement (and paid for as contemplated by this Agreement), the Shares will be validly issued and fully paid and nonassessable, with no personal liability attached to the ownership thereof and not subject to any preemptive rights, rights of first refusal or other similar rights of the stockholders of the Company.

4.      Miscellaneous.
        -------------

        4.1     Market Stand-Off. In connection with any underwritten public
                ----------------
offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, Roach shall not, without the prior written consent of the Company's managing underwriter, (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock of the Company ("Stock") or any securities convertible into or exercisable or exchangeable for Stock (whether such shares or any such securities are then owned by Roach or are thereafter acquired), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Stock or such other securities, in cash or otherwise. Such restriction (the "Market Stand-Off") shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. In no event, however, shall such period exceed ninety (90) days. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities that are by reason of such transaction distributed with respect to any shares of Stock subject to the Market Stand-Off, or into which such shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Stock until the end of the applicable stand-off period. The Company's underwriters shall be beneficiaries of the Agreement set forth in this
Section 4.1. Roach shall be subject to this Subsection 4.1 only if all of the directors, officers and any five percent (5%) or greater shareholders of the Company are subject to similar arrangements.

        4.2     Rights of the Company. The Company shall not be required to (i)
                ---------------------
transfer on its books any Shares that have been sold or transferred in contravention of this Agreement or (ii) treat as the owner of Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom Shares have been transferred in contravention of this Agreement.

        4.3     Successors and Assigns. Except as otherwise expressly provided
                ----------------------
to the contrary, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and be binding upon Roach and Roach's legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person has become a party to this Agreement or has agreed in writing to join herein and to be bound by the terms, conditions and restrictions hereof.

        4.4     No Retention of Rights. Nothing in this Agreement shall confer
                ----------------------
upon Roach any right to continue his employment for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining Roach) to terminate Roach's employment at any time and for any reason, with or without cause, or of Roach under any other Agreement between Roach and the Company, which rights are hereby expressly reserved by each.

        4.5     Tax Election. Subjecting the Shares to a Right of Repurchase may
                ------------
result in adverse tax consequences that may be avoided or mitigated by filing an election under Code Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code"). Such election may be filed only within thirty (30) days after the date of purchase. Roach should consult with Roach's tax advisor to determine the tax consequences of subjecting the Shares to a Right of Repurchase and the advantages and disadvantages of filing the Code Section 83(b) election. Roach acknowledges that it is Roach's sole responsibility, and not the Company's, to file a timely election under Code Section 83(b), even if Roach requests the Company or its representatives to make this filing Roach's behalf.

        4.6     Legend.  All certificates evidencing Restricted Shares shall
                ------
bear the following legends:

                "THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO COMPANY CERTAIN REPURCHASE RIGHTS UPON TERMINATION OF SERVICE WITH COMPANY. THE SECRETARY OF COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE."

        4.7     Notice. Any notice required by the terms of this Agreement shall
                ------
be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. Notice shall be addressed to the Company at its principal executive office and to Roach at the address that Roach most recently provided to the Company.

        4.8     Entire Agreement. This Agreement constitutes the entire contract
                ----------------
between the parties hereto with regard to the subject matter hereof. It supersedes any other agreements, representations or understandings (whether oral or written and whether express or implied) relating to the subject matter hereof.

        4.9     Governing Law. This Agreement shall be governed by, and
                -------------
construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and to be performed entirely within such State.

        4.10    Amendments and Waivers. Any term of this Agreement may be
                ----------------------
amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the then outstanding shares of the Company's capital stock that is not owned by Roach.

        4.11    Severability. If one or more provisions of this Agreement are
                ------------
held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

        4.12    Counterparts. This Agreement may be executed in two or more
                ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

COMPANY:

DAOU SYSTEMS, INC.



By:
   -----------------------------------------
Name:
     ---------------------------------------
Its:
    ----------------------------------------

ROACH:


--------------------------------------------
Vincent Roach



                  Signature Page to Restricted Stock Agreement,
                           Executed August ___, 2001,
               to be Effective as of the Date First Written Above

                     EXHIBIT 1 to RESTRICTED STOCK AGREEMENT
                     ---------------------------------------

                               SPOUSE'S AGREEMENT


The undersigned, being the spouse ("Spouse") of _________________________ (the "Investor"), agrees to be bound by the provisions of this Agreement to the extent applicable to the undersigned.



Name:
     ---------------------------------------

IF THE INVESTOR IS AN INDIVIDUAL WHO IS LEGALLY DOMICILED OR A RESIDENT IN THE STATE OF CALIFORNIA, OR ANY OTHER "COMMUNITY PROPERTY" STATE, THE SPOUSE OF THE INVESTOR MUST CHECK ONE OF THE FOLLOWING:

_____        The Investor is acquiring the            ____     The Investor is acquiring the Shares as separate
             Shares as community property                      property (the Investor should consult independent
             in one or both names (both                        counsel in making a determination as to whether he is
             spouses must sign)                                using separate property to purchase the Shares)




--------------------------------------------
Signature of the Investor




--------------------------------------------
Type or print name of the Investor




--------------------------------------------
Signature of Spouse




--------------------------------------------
Type or print name of Spouse

IF SEPARATE PROPERTY IS BEING USED TO PURCHASE THE SHARES, THE SPOUSE OF THE INVESTOR MUST SIGN THE FOLLOWING ACKNOWLEDGEMENT:

I hereby acknowledge that my Spouse is making this investment in the Shares with his separate property and funds.




--------------------------------------------
Signature of the Investor's Spouse




--------------------------------------------
Type or print name of the Investor's Spouse

                     EXHIBIT 2 to RESTRICTED STOCK AGREEMENT
                     ---------------------------------------

                             Secured Promissory Note
                             -----------------------

US$725,000.00                 San Diego, California                 June 1, 2001


        FOR VALUE RECEIVED, the undersigned, Vincent Roach ("Maker"), hereby promises to pay to the order of DAOU Systems, Inc., a Delaware corporation (the "Company"), the principal sum of Seven Hundred Twenty Five Thousand Dollars ($725,000) with interest on the unpaid balance thereof from the date that such principal amount was advanced until maturity at the rate per annum equal to 6.75% (the "Applicable Rate") computed on the basis of a 365-day year and actual days elapsed, both principal and interest payable as hereinafter provided in lawful money of the United States of America at the offices of the Company in San Diego, California, or at such other place as from time to time may be designated by the holder of this Note.

        The outstanding principal balance of this Note and accrued interest thereon shall be due and payable in full on or before May 31, 2006.

        Maker shall have the right to prepay, without penalty, upon ten (10) business days' notice to the holder, at any time and from time to time prior to maturity, all or any part of the unpaid principal balance of this Note.

        All payments or prepayments received hereunder, shall first be applied to any costs or expenses of enforcing this Note, next to accrued, but unpaid interest, and then to unpaid principal.

        It is the intent of the payee of this Note and the undersigned in the execution of this Note to contract in strict compliance with applicable usury law. In furtherance thereof, the said payee and the undersigned stipulate and agree that none of the terms and provisions contained in this Note, or in any other instrument executed in connection herewith, shall ever be construed to create a contract to pay for the use, forbearance or detention of money, interest at a rate in excess of the maximum interest rate permitted to be charged by applicable law; that neither the undersigned nor any other parties now or hereafter becoming liable for payment of this Note shall ever be obligated or required to pay interest on this Note at a rate in excess of the maximum interest that may be lawfully charged under applicable law; and that the provisions of this paragraph shall control over all other provisions of this Note and any other instruments now or hereafter executed in connection herewith which may be in apparent conflict herewith. The term "applicable law" as used in this Note shall mean the laws of the State of California or the laws of the United States, whichever laws allow the greater rate of interest, as such laws now exist or may be changed or amended or come into effect in the future.

        This Note is secured pursuant to the terms of that certain Stock Pledge Agreement, dated of even date herewith, by and between the Company and Maker, pursuant to which Maker pledges to the Company, and grants the Company a security interest in 2.5 million shares of the

                                                                    EXHIBIT 10.1


Company's common stock, par value $.001 per share (the "Pledged Shares"), issued pursuant to that certain Stock Purchase Agreement of even date herewith, by and between the Company and Maker, and any dividends or distribution received with respect to, on account of, or in substitution for, the Pledged Shares.

        Should the indebtedness represented by this Note or any part thereof be collected at law or in equity or through any bankruptcy, receivership, probate or other court proceedings or if this Note is placed in the hands of attorneys for collection after default, the undersigned and all endorsers, guarantors and sureties of this Note jointly and severally agree to pay to the holder of this
Note in addition to the principal and interest due and payable hereon all the costs and expenses of said holder in enforcing this Note including, without limitation, reasonable attorneys' fees and legal expenses.

        All notices, consents, waivers, and other communications under this Note must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by facsimile (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and facsimile numbers set forth below (or to such other addresses and facsimile numbers as a party may designate by notice to the other parties):

                If to the Company:        DAOU Systems, Inc.
                                          5120 Shoreham Place
                                          San Diego, California 92122
                                          Attention: Jim Roberto
                                          Facsimile No.:  (858) 452-1338

                With a copy to:           Baker & McKenzie
                                          101 W. Broadway, 12th Floor
                                          San Diego, California  92121-3890
                                          Attention:  Abby B. Silverman
                                          Facsimile No.:  (619) 236-0429

                If to Maker:              Vincent Roach
                                          101 West Washington Street,
                                          Suite 1110-E
                                          Indianapolis, IN  46240

                With a copy to:           Gibson, Dunn & Crutcher, LLP
                                          1050 Connecticut Avenue, N.W.
                                          Washington, DC  20036-5306
                                          Attention: Brian Lane
                                          Facsimile No.: (202) 530-9589

        If any provision of this Note is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Note will remain in full force and effect. Any provision of this Note held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

        This Note shall bind and inure to the benefit of the successors and assigns of the holder of this Note.

        This Note may not be amended except by means of a written agreement signed by the holder of this Note and the Maker. No waiver of a right in any instance shall constitute a continuing waiver of successive rights, and any one waiver shall govern only the particular matters waived.

        THIS NOTE AND THE RIGHTS AND DUTIES OF THE PARTIES HEREUNDER SHALL BE GOVERNED FOR ALL PURPOSES BY THE LAW OF THE STATE OF CALIFORNIA AND THE LAW OF THE UNITED STATES APPLICABLE TO TRANSACTIONS WITHIN SUCH STATE.

"Maker"



--------------------------------------------
Vincent Roach


                        Signature Page to Promissory Note
                            Executed August __, 2001,
               to be Effective as of the Date First Written Above

                     EXHIBIT 3 to RESTRICTED STOCK AGREEMENT
                     ---------------------------------------

                             STOCK PLEDGE AGREEMENT


        This Stock Pledge Agreement is entered into as of June 1, 2001 (the "Effective Date"), by and among DAOU Systems, Inc., a Delaware corporation (the "Company"), and Vincent Roach (the "Pledgor"), with reference to the following facts:

                              Background Statement

        The Company has agreed to sell to Pledgor 2.5 million shares of the Company's common stock, par value $.001 per share (the "Shares"), pursuant to
                                                        ------
that certain Stock Purchase Agreement, by and between the Company and Pledgor, dated June 1, 2001 (the "Purchase Agreement").
                                  ---------

        In addition the Company has agreed to loan to Pledgor $725,000 as evidenced by that certain Secured Promissory Note (the "Note") dated June 1,
                                                        ----
2001.

        As a material inducement for the Company to make the loan to Pledgor and to enter into the Purchase Agreement, Pledgor has agreed to secure his obligations under the Note by granting the Company a first priority security interest in the Shares.

                                    Agreement

        NOW, THEREFORE, in consideration of the mutual terms, covenants and conditions contained herein, the parties hereby agree as follows:

                1.  Security. The term "Pledged Stock" shall mean the 2.5
                    --------            -------------
million Shares registered in the name of Pledgor, together with all certificates, options, rights or other distributions issued as an addition to, in substitution or in exchange for, or on account of, any such Shares, and all proceeds of the foregoing, as further described in and subject to the provisions of Section 4 below, now or hereafter owned or acquired by Pledgor.

                2.  Grant of Security Interest. As security for full and timely
                    --------------------------
payment, performance and satisfaction of the Obligations (as defined in Section
                                                                        -------
3), Pledgor hereby grant to the Company a first priority security interest in
-
the Pledged Stock. Upon the execution hereof, the Pledged Stock and any related stock powers will be deposited in escrow with the Company pursuant to Section
1.9 of the Purchase Agreement.

                3.  Obligations of Pledgor. As used herein, the term
                    ----------------------
"Obligations" shall mean all of Pledgor's obligations, covenants and agreements
 -----------
under the Note.

                4.  Pledged Stock. In the event Pledgor will become entitled to
                    -------------
receive or will receive, in connection with any of the Pledged Stock, (a) any stock certificate, including any certificate representing a stock dividend or any certificate in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split or spin-off, (b) any option, warrant or right, whether as an addition to or in substitution of any of the Pledged Stock, or otherwise, (c) any dividend or distribution payable in property, including securities issued as a dividend on the Pledged Stock, or (d) any other distributions of any kind whatsoever, Pledgor will accept the same as encumbered by the security interest created hereby, and will deliver the same forthwith to the Company as the escrow agent (the "Escrow Agent"), in the exact form received, including as appropriate, Pledgor's endorsement or appropriate stock power duly executed in blank, as appropriate, to be held by the Escrow Agent, as a part of the Pledged Stock, subject to the terms hereof; provided, however, that as long as no Default (as defined in Section 7) is in existence, Pledgor
                                          ---------
will have sole voting rights with respect to the Pledged Stock.

                5.  Representations and Warranties of Pledgor. Pledgor warrants
                    -----------------------------------------
and represents to the Company that: (a) he has the power and authority to enter into this Agreement and has the power and authority to pledge the Pledged Stock for the purposes described herein, (b) Pledgor is the legal and beneficial owner of all of the Pledged Stock, (c) all of the shares of the Pledged Stock are owned by Pledgor free of any pledge, mortgage, lien or security interest of any kind, except as created hereby, (d) the execution and delivery by Pledgor of this Agreement, and the performance of its terms, will not result in any violation or default under the terms of any agreement or instrument, or any law or governmental rule or regulation applicable to Pledgor or the Pledged Stock, and (e) upon execution and delivery by Pledgor of this Agreement and upon delivery of the Pledged Stock to Escrow Agent, this Agreement will create a valid and perfected first priority security interest in the Pledged Stock, and the proceeds thereof, subject to no prior security interest.

                6.  Transfer of Interests. Pledgor hereby covenants that, until
                    ---------------------
such time as the Obligations have been fully paid, performed and satisfied, except as set forth in Section 1.2 of the Purchase Agreement, Pledgor will not sell, convey or otherwise dispose of any of the Pledged Stock or any interest therein, or create, incur or permit to exist any pledge, mortgage, lien, charge, encumbrance or any security interest whatsoever in or with respect to any of the Pledged Stock, or the proceeds thereof, other than the security interest created hereby. No transfer shall be valid unless and until the transferee agrees that such transfer is subject to the preexisting security interest created hereby and such transferee executes a pledge agreement reasonably satisfactory to the Company.

                7.  Default. As used herein, the term "Default" will mean the
                    -------                            -------
failure of full and timely payment or performance and satisfaction of any of the Obligations.

                8.  Rights of the Company. Upon the occurrence of a Default,
                    ---------------------
the Company may, at its option, do any one or more of the following: (a) declare all indebtedness of Pledgor to Company to be immediately due and payable, whereupon all unpaid principal and interest under the Note will become and be immediately due and payable; (b) exercise any and all of the rights and remedies of a secured party as provided for by law; (c) proceed by an action or actions at law or in equity to recover the obligations secured hereby or to foreclose under the terms of this Agreement and the Note and sell the collateral, or any portion thereof, pursuant to a judgment or decree of a court or courts of competent jurisdiction; (d) proceed immediately to have any or all of the Pledged Stock registered in the Company's name or in the name of a nominee; (e) enforce one or more remedies hereunder, successively or concurrently; and (f) proceed immediately to dispose of and realize upon the Pledged Stock, or any part thereof, and in connection therewith, sell or otherwise dispose of and deliver the Pledged Stock, or any part thereof, in one or more parcels at public or private sale or sales, at any exchange, broker's board or at any of the Company's offices or elsewhere, at such prices and on such terms as the Company may deem best, for cash or on credit, or for future delivery without assumption of any credit risk, with the right of the Company or any purchaser to purchase at any such sale either the whole or any part of the Pledged Stock (in connection with any such sale or disposition, the Company need not give more than thirty (30) calendar days notice of the time and place of any public sale or of the time after which a private sale may take place, which notice to Pledgor hereby acknowledges to be reasonable).

                9.  Proceeds. The proceeds of any disposition of all or any part
                    --------
of the Pledged Stock, as provided in Section 8, will be applied as follows: (a)
                                     ---------
first, to the costs and expenses incurred in connection therewith or incidental thereto, including the Company's attorneys' fees and legal expenses; (b) second, to the satisfaction of the Obligations; (c) third, to the payment of any other amounts required by applicable law; and (d) fourth, to Pledgor to the extent of any surplus remaining. In the event that there is any deficiency due to the fact that the proceeds from the aforesaid disposition of the Pledged Stock were inadequate to satisfy the Obligations, Pledgor will not be liable to the Company for such deficiency.

        10.     Private Sale. Pledgor recognize and acknowledge that the company
                ------------
may be unable to effect a public sale of all or a part of the Pledged Stock and may elect to resort to one or more private sales to purchasers who will be obligated to agree, among other things, to acquire the Pledged Stock for their own account, for investment, and not with a view to the distribution or resale thereof. Pledgor acknowledges that any such private sales may be at prices and on terms less favorable than those of public sales, and agrees that such private sales will be deemed to have been made in a commercially reasonable manner and that the Company has no obligation to delay sale of any Pledged Stock to permit Pledgor to register it for public sale under the Securities Act of 1933, as amended.

        11.     Release of Pledged Stock. Upon the execution hereof, Pledgor
                ------------------------
will deliver to Escrow Agent the stock certificates representing the Pledged Stock, including Pledgor's endorsement thereon or appropriate stock powers duly executed in blank, as appropriate, to be held by the Escrow Agent in accordance with the terms of this Agreement and Section 1.9 of the Purchase Agreement.

        12.     Performance by Pledgor. Upon full payment and performance of all
                ----------------------
of the Obligations by Pledgor and upon payment of all additional costs and expenses provided herein, this Agreement will terminate, and the Company will deliver or caused to be delivered to Pledgor, such of the Pledged Stock that has not been sold or otherwise disposed of pursuant to this Agreement.

        13.     Remedies. The rights and remedies provided herein are cumulative
                --------
and are in addition to, and not exclusive of, any rights or remedies provided in other instruments and agreements between the Company and Pledgor, or as provided by law.

                14. Legend.  As long as the shares are subject to this
                    ------
Agreement, such shares shall bear the following legend:

                THE SHARES REPRESENTED HEREBY ARE SUBJECT TO THAT CERTAIN STOCK PLEDGE AGREEMENT, DATED JUNE 1, 2001 BY AND BETWEEN DAOU SYSTEMS, INC. AND VINCENT ROACH AND MAY NOT BE ASSIGNED, SOLD OR TRANSFERRED EXCEPT AS PROVIDED THEREIN.

                15. Successors and Assigns.  This Agreement is binding upon
                    ----------------------
and will inure to the benefit of the parties hereto, and theirsuccessors and assigns.

                16. Governing Law. This Agreement will be governed by and
                    -------------
construed in accordance with California law, without regards to the principles of the conflict of laws.

                17. Notices. All notices, consents, waivers, and other
                    -------
communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by facsimile (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and facsimile numbers set forth below (or to such other addresses and facsimile numbers as a party may designate by notice to the other parties):

                If to Company:            DAOU Systems, Inc.
                                          5120 Shoreham Place
                                          San Diego, California 92122
                                          Attention: Jim Roberto
                                          Facsimile No.:  (858) 452-1338

                With a copy to:           Baker & McKenzie
                                          101 W. Broadway, 12th Floor
                                          San Diego, California  92121-3890
                                          Attention:  Abby B. Silverman
                                          Facsimile No.:  (619) 236-0429

                If to Pledgor:            Vincent Roach
                                          101 West Washington Street,
                                          Suite 1110-E
                                          Indianapolis, IN  46240

                With a copy to:           Gibson, Dunn & Crutcher, LLP
                                          1050 Connecticut Avenue, N.W.
                                          Washington, DC  20036-5306
                                          Attention: Brian Lane
                                          Facsimile No.: (202) 530-9589

                18. Entire Agreement. This Agreement and any other agreement
                    ----------------
expressly referred to herein supersedes any and all other agreements, either oral or in writing, among the parties hereto, with respect to the subject matter hereof and contains all of the covenants and agreements among the parties with respect to the subject matter hereof.

                19. Waiver; Modification. No term or condition of this Agreement
                    --------------------
will be deemed to have been waived nor will there by any estoppel to enforce any provision of this Agreement except by written instrument of the party charged with such waiver or estoppel. No amendment or modification of this Agreement will be deemed effective unless and until executed in writing by all of the parties hereto.

                20. Severability.  All agreements and covenants contained herein
                    ------------
are severable and in the event that any of them will be held to be invalid by any court of competent jurisdiction, this Agreement will be interpreted as if such invalid agreements or covenants were not contained herein.

                21. Delay; Time of Essence. No failure or delay by a party in
                    ----------------------
exercising any right, power, or privilege hereunder will operate as a waiver thereof, and no single or partial exercise thereof will preclude any other or further exercise or the exercise of any other right, power, or privilege. Time is of the essence of each and every provision of this Agreement of which time is an element.

                22. Attorneys' Fees.  In any action or proceeding brought to
                    ----------------
enforce or interpret any provision of this Agreement, the prevailing party will be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the parties have executed this Stock Pledge Agreement effective as of the date first written above.


Pledgor:



By:
   ------------------------------------------
     Vincent Roach

The Company

DAOU Systems, Inc.



By:
   ------------------------------------------
Name:
     ----------------------------------------
Its:
    -----------------------------------------



                    Signature Page to Stock Pledge Agreement,
                            Executed August __, 2001,
               to be Effective as of the Date First Written Above

                     EXHIBIT 4 to RESTRICTED STOCK AGREEMENT
                     ---------------------------------------

                          REGISTRATION RIGHTS AGREEMENT


        This Registration Rights Agreement, dated as of June 1, 2001, is among DAOU Systems, Inc., a Delaware corporation (the "Company"), and Vincent Roach (the "Investor")."

                                    RECITALS


        WHEREAS, the Company and the Investor are parties to that certain Restricted Stock Agreement, dated June 1, 2001 (the "Purchase Agreement"); and

        WHEREAS, the Parties desire to enter into an agreement concerning the registration of the shares of common stock, par value $.001 per share (the "Common Stock"), to be issued pursuant to the Purchase Agreement.

        NOW, THEREFORE, the parties hereby agree as follows:


                                   Article I
                               REGISTRATION RIGHTS

1.1     Definitions.  For purposes of this Agreement:

        (a) the term "Register," "Registered," and "Registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "Act"), and the declaration or ordering of effectiveness of such registration statement or document;

        (b) the term "Registrable Securities" means the Common Stock issued pursuant to the Purchase Agreement, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which such person's rights under this Article I are not assigned;

        (c) the number of shares of "Registrable Securities then outstanding" will be the number of shares of Common Stock outstanding which are Registrable Securities;

        (d) the term "Holder" means any person owning or having the right to acquire Registrable Securities or any permitted assignee thereof; and

        (e) the term "Form S-1" means such form under the Act as in effect on the date of this Agreement or any registration form under the Act subsequently adopted by the Securities and Exchange Commission ("SEC") which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

1.2     Form S-1 Registration.

        As soon as reasonably practicable after the written request of the Holders of a majority of the Registrable Securities, the Company shall file with the SEC one or more Registration Statements on Form S-1 (or other similar form) covering the continuous sale of the Registrable Securities pursuant to Rule 415 under the Securities Act or any successor thereto (each, a "Shelf Registration Statement"), in the manner specified therein. The Company shall use all reasonable efforts to cause each Shelf Registration Statement to be declared effective by the SEC as soon as reasonably practicable after its filing with the SEC, and upon reasonable notice from a Holder (and in any event no less than ten
(10) days) that the Holder intends to sell pursuant to a Shelf Registration Statement, the Company will file such amendments and supplements as necessary to update the Shelf Registration Statement so that it will be effective for any such sale of Registrable Securities until the earlier of (x) such time as all of the Registrable Securities are sold pursuant to such Shelf Registration Statement or (y) each Holder is able to sell within any ninety (90) day period all Registrable Securities owned by such Holder pursuant to SEC Rules as then in effect, including Rule 144 under the Securities Act, or any successor thereto ("SEC Rule 144") (the "Effective Period"); provided that in the event that Company determines in good faith that, because it has under consideration a significant (as defined under Regulation S-X of the SEC) acquisition or disposition or other material transaction or corporate event that has not been publicly disclosed or that it is in the process of preparing for filing with the SEC an Annual Report on Form 10-K, a Quarterly Report on Form 10-Q or a Current Report on Form 8-K or other form, a Shelf Registration Statement may contain a material misstatement or omission, the Company may cause such Shelf Registration Statement to not be used during the period in question. The Company agrees it will use its best efforts to ensure that such deferral will be for the shortest period of time reasonably required not exceeding, in the aggregate, ninety (90) days in any twelve (12) month period.

1.3     Company Registration.

        In the event that (i) the Company fails to satisfy its obligations pursuant to Section 1.2 or (ii) for any period of not less than thirty (30) consecutive days a Shelf Registration Statement may not be used for any reason, and if (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, or a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company will, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 2.5, the Company will cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

1.4     Obligations of the Company.

        Except as otherwise expressly specified in this Agreement, whenever required under this Article I to effect the registration of any Registrable Securities, the Company will, as expeditiously as reasonably practicable:

        (a) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

        (b) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

        (c) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as will be reasonably requested by the Holders, provided that the Company will not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

1.5     Furnish Information.

        It will be a condition precedent to the obligations of the Company to take any action pursuant to this Article I with respect to the Registrable Securities of any selling Holder that such Holder will furnish to the Company such information regarding itself, the Registrable Securities held by it, the intended method of disposition of such securities and all of the other pertinent information as will be required to effect the registration of such Holder's Registrable Securities.

1.6     Expenses of Registration.

        Subject to restrictions under applicable state securities laws, all expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Sections
1.2 and 1.3, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, and fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel representing the Holders will be borne by the Company.

1.7 Indemnification. If any Registrable Securities are included in a registration statement under this Article I:

        (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, each of its directors and each of its officers, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, or the Exchange Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the Exchange Act, or any rule or regulation promulgated under the Act, or the Exchange Act; and the Company will pay to each such Holder, director, officer, underwriter or controlling person, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Subsection 1.7(a) will not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent will not be unreasonably withheld), nor will the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, director, officer, underwriter or controlling person.

        (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act or the Exchange Act insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Subsection 1.7(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Subsection 1.7(b) will not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent will not be unreasonably withheld; provided, that, in no event will any indemnity under this Subsection 1.7(b) exceed the proceeds from the offering net of sales commission, if any, received by such Holder.

        (c)     Promptly after receipt by an indemnified party under this
                Section 1.7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party will have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel satisfactory to the indemnified party (which shall not unreasonably withhold its approval); provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) will have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party is inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, will relieve such indemnifying party of any liability to the indemnified party under this Section 1.7, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.7.

        (d) If the indemnification provided for in this Section 1.7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party to this Agreement, will contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party will be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

        (e)     The obligations of the Company and Holders under this Section
                1.7 will survive the completion of any offering of Registrable Securities in a registration statement under this Article I, and otherwise.

1.8     Reports Under 1934 Act.

        With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-1, the Company will:

        (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times;

        (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the Exchange Act; and

        (c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Act and the Exchange Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

1.9     Rule 144 Availability.

        Notwithstanding anything to the contrary above in this Article I, prior to exercising any right provided for in this Article I each Holder will (i) evaluate in good faith whether such Holder is otherwise permitted to sell the entire amount of Registrable Securities it is then seeking to register within the time period it desires to sell pursuant to Rule 144 of the Exchange Act, or any successor regulation thereto and (ii) exercise such rights only in the case that it determines in good faith that such rights are necessary to sell such Registrable Securities in a timely manner.


                                   Article II
                                  MISCELLANEOUS

2.1     Successors and Assigns.

        Except as otherwise provided in this Agreement, the terms and conditions of this Agreement will inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties to this Agreement or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

2.2     Governing Law.

        This Agreement will be governed by and construed under the laws of the State of Delaware.

2.3     Counterparts.

        This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

2.4     Titles and Subtitles.

        The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

2.5     Notices.

        Unless otherwise provided, any notice required or permitted under this Agreement will be given in writing and will be deemed effectively given upon personal delivery to the party to be notified, by telecopy upon the appropriate answer-back, or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on Schedule 1 or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

2.6     Expenses.

        If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party will be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

2.7     Amendments and Waivers.

        Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this paragraph will be binding upon each Holder of any Registrable Securities then outstanding, each future Holder of all such Registrable Securities, and the Company.

2.8     Severability.

        If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision will be excluded from this Agreement and the balance of the Agreement will be interpreted as if such provision were so excluded and will be enforceable in accordance with its terms.

2.9     Aggregation of Stock.

        All shares of Registrable Securities held or acquired by affiliated entities or persons will be aggregated together for the purpose of determining the availability of any rights under this Agreement.

2.10    Entire Agreement, Amendment, Waiver.

        This Agreement (including the Schedules to this Agreement, if any) constitutes the full and entire understanding and agreement between the parties with regard to the subjects of this Agreement and thereof.

2.11    Adjustments for Stock Splits.

        Wherever in this Agreement there is a reference to a specific number of shares of Common Stock of the Company of any class or series, or a reference to any amount of dollars per any such share, then, upon the occurrence of any subdivision, combination or stock dividend of such class or series of stock, the specific number of shares or the specific dollar amount so referenced in this Agreement will automatically be proportionately adjusted to reflect the effect on the outstanding shares of such class of series of stock by such subdivision, combination or stock dividend.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

THE COMPANY:

DAOU SYSTEMS, INC.


By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------



THE INVESTOR:


--------------------------------------------
Vincent Roach



                Signature Page to Registration Rights Agreement,
                            Executed August __, 2001,
               to be Effective as of the Date First Written Above

                                   SCHEDULE 1
                                    INVESTOR
                                    ---------


                                NAME AND ADDRESS
                                ----------------



Vincent Roach
101 West Washington Street
Suite 1110-E
Indianapolis, IN  46240

                                    EXHIBIT C


                            Prior Stock Option Grants


Options, issued in 1998, exercisable for 60,000 shares of Common Stock at an exercise price of $5.31 per share.

                                    EXHIBIT D

                                 GENERAL RELEASE

        THIS GENERAL RELEASE (this "Release") is entered into effective as of
                                    -------
June 1, 2001 ("Effective Date") by and between DAOU Systems, Inc., a Delaware
               --------------
corporation ("the Company"), and Vince Roach, an individual resident of Florida
              -----------
("Employee"), with reference to the following facts:
  --------

                                    RECITALS


        A. The parties entered into an Employment Agreement effective as of June 1, 2001 (the "Agreement"). Pursuant to the terms and conditions of the
                      ---------
Agreement, and contingent upon satisfaction of the conditions described in the Agreement, Employee would become eligible for severance payments, in exchange for Employee's release of the Company from all claims which Employee may have against the Company through the Separation Date.

        B. The parties desire to dispose of, fully and completely, all claims which Employee may have against the Company in the manner set forth in this Release.

                                    AGREEMENT


                1.  Release. In exchange for the consideration described in the
                    -------
Agreement, receipt of which is hereby acknowledged, Employee, for himself and his heirs, successors and assigns, fully releases, and discharges the Company and its officers, directors, employees, shareholders, attorneys, accountants, other professionals, insurers and agents (collectively "Agents"), and all
                                                        ------
entities related to the Company and its Agents, including, but not limited to, heirs, executors, administrators, personal representatives, assigns, parent, subsidiary and sister corporations, affiliates, partners and co-venturers (collectively, "Related Entities"), from all rights, claims, demands, actions,
                ----------------
causes of action, liabilities and obligations of every kind, nature and description whatsoever, Employee now has, owns or holds or has at anytime had, owned or held or may have, own or hold against the Company, Agents or Related Entities from any source whatsoever, whether or not arising from or related to the facts recited in this Release. Employee specifically releases and waives any and all claims arising under any express or implied contract, rule, regulation or ordinance, including, without limitation, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Americans with Disabilities Act, and the Age Discrimination in Employment Act, as amended ("ADEA"), and any
                                                       ----
applicable state law.

                2. This Release is intended as a full and complete release and discharge of any and all claims that Employee may have against the Company, Agents or Related Entities through the Separation Date. In making this release, Employee intends to release the Company, Agents and Related Entities from liability of any nature whatsoever for any claim of damages or injury or for equitable or declaratory relief of any kind, whether the claim, or any facts on which such claim might be based, is known or unknown to him. Employee acknowledges that he may discover facts different from or in addition to those that he now believes to be true with respect to this Release. Employee agrees that this Release shall remain effective notwithstanding the discovery of any different or additional facts.

                3.  Waiver of Certain Claims. Employee acknowledges that, with
                    ------------------------
this Release, he has been advised in writing of his right to consult with an attorney prior to executing the waivers set out in this Release, and that he has been given a 21-day period in which to consider entering into the release of ADEA claims, if any. In addition, Employee acknowledges that he has been informed that he may revoke a signed waiver of the ADEA claims for up to seven
(7) days after executing this Release.

                4.  No Undue Influence. This Release is executed voluntarily and
                    ------------------
without any duress or undue influence. Employee acknowledges he has read this Release and executed it with his full and free consent. No provision of this Release shall be construed against any party by virtue of the fact that such party or its counsel drafted such provision or the entirety of this Release.

                5.  Confidentiality of Agreement and Release. Employee further
                    ----------------------------------------
agrees to keep confidential the terms of the Agreement and this Release and to refrain from disclosing any information regarding the Agreement, this Release and their respective terms to any third party, unless required to do so (a) by a regulatory body (e.g. filings with the Securities Exchange Commission); (b) in financial disclosures to auditors or in audited financial statements; or (c) under oath, if properly ordered, in a court of competent jurisdiction. Employee agrees to notify the Company in writing upon first notification that he may be required by law to disclose any information deemed confidential by the Agreement or this Release. Notice must be provided in sufficient time for the party receiving notice to oppose or otherwise respond to the request.

                6. Governing Law. This Release is made and entered into in
                   -------------
Indiana and accordingly the rights and obligations of the parties hereunder shall in all respects be construed, interpreted, enforced and governed in accordance with the laws of Indiana as applied to contracts entered into in Indiana to be wholly performed within Indiana.

                7.  Severability.  If any provision of this Release is held to
                    ------------
be invalid, void or unenforceable, the balance of the provisions of this Release shall, nevertheless, remain in full force and effect and shall in no way be affected, impaired or invalidated.

                8.  Counterparts.  This Release may be executed simultaneously
                    ------------
in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Release may be executed by facsimile, with originals to follow by overnight courier.

                9.  Arbitration.  Any dispute or claim arising out of this
                    -----------
Release shall be subject to final and binding arbitration. The arbitration will be conducted by one arbitrator who is a member of the American Arbitration Association (the "AAA") and will be governed by the Model Employment Arbitration
                  ---
rules of the AAA. All fees and costs will be allocated to the parties to the arbitration as determined by the arbitrator; provided, however, that each party
                                             --------  -------
will pay one-half of the estimated arbitrator's fees up front; and, if either party fails to do so, then a default will be entered against such party solely with respect to such fees. Any determination of the arbitrator shall be final and binding on the parties. Nothing in this Release will prevent a party from applying to a court that would otherwise have jurisdiction for provisional or interim injunctive or other equitable measures.

                10. Entire Agreement.  This Release constitutes the entire
                    ----------------
agreement of the parties with respect to the subject matter of this Release, and supersedes all prior and contemporaneous negotiations, agreements and understandings between the parties, oral or written.

                11. Modification; Waivers.  No modification, termination or
                    ---------------------
attempted waiver of this Release will be valid unless in writing, signed by the party against whom such modification, termination or waiver is sought to be enforced.

                12. Amendment.  This Release may be amended or supplemented only
                    ---------
by a writing signed by Employee and the Company.


DAOU SYSTEMS, INC.                                   VINCE ROACH


By:
   ---------------------------------------
Its:                                                 By: /s/ Vincent K. Roach
    --------------------------------------              ------------------------
                                                         Vince Roach



                      Signature Page to General Release,
                            Executed August __, 2001,
               to be Effective as of the Date First Written Above